AXA PREMIER VIP TRUST

SUPPLEMENT DATED AUGUST 2, 2013 TO THE PROSPECTUS DATED MAY 1, 2013, AS SUPPLEMENTED

This Supplement updates certain information contained in the Prospectus dated May 1, 2013, as supplemented, of AXA Premier VIP Trust (“Trust”). You may obtain an additional copy of the Prospectus or Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com. You should read this Supplement in connection with the Prospectus and retain it for future reference.

The purpose of this Supplement is to provide you with information regarding a portfolio manager change to the Multimanager Small Cap Growth Portfolio (the “Portfolio”).

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Effective immediately, the following information replaces in its entirety the information in the table under the section “Who Manages the Portfolio – Sub-adviser: Lord, Abbett & Co. LLC – Portfolio Managers:”

Name	Title	Date Began Managing a Portion of the Portfolio
F. Thomas O’Halloran, III, CFA	Partner and Director	May 2011
Anthony W. Hipple, CFA	Portfolio Manager	May 2011
Arthur K. Weise, CFA	Partner, Portfolio Manager	July 2013

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The first paragraph in the section entitled “More Information About the Manager and the Sub-Advisers – Multimanager Small Cap Growth Portfolio – Business Experience – Lord, Abbett & Co. LLC” is hereby revised to include the following:

F. Thomas O’Halloran, III, CFA, Anthony W. Hipple, CFA, and Arthur K. Weise, CFA, are jointly and primarily responsible for the day-to-day management of an allocated portion of the Portfolio.

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The following information is hereby added to the section entitled “More Information About the Manager and the Sub-Advisers – Multimanager Small Cap Growth Portfolio – Lord, Abbett & Co. LLC” of the Prospectus:

Mr. Weise, Partner and Portfolio Manager of Multi, Small, and Micro Cap Growth strategies, is responsible for implementing the day-to-day management activities for Lord Abbett’s multi cap, small cap, and micro cap growth investments. He joined Lord Abbett in 2007 as a Research Analyst for Lord Abbett’s small cap growth equity strategy.

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AXA PREMIER VIP TRUST

SUPPLEMENT DATED AUGUST 2, 2013 TO THE

STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2013, AS SUPPLEMENTED

This Supplement updates certain information contained in the Statement of Additional Information (“SAI”) of AXA Premier VIP Trust (“Trust”) dated May 1, 2013, as supplemented. You should read this Supplement in conjunction with the SAI and retain it for future reference. You may obtain an additional copy of the SAI, or a copy of the Summary Prospectus and Prospectus free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104 or you can view, print, and download a copy of these documents by visiting the Trust’s website at www.axa-equitablefunds.com.

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Information Regarding

Multimanager Small Cap Growth Portfolio

Effective immediately, the following information is added to the chart in “Appendix B – Portfolio Manager Information – Multimanager Small Cap Growth Portfolio” to reflect the following:

Multimanager Small Cap Growth Portfolio (“Fund”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category.						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Lord, Abbett & Co. LLC (“Adviser”)
Arthur K. Weise, CFA*	3	$2.82 Billion	0	N/A	16	$748.3 Million	0	N/A	0	N/A	0	N/A

* Information is as of June 30, 2013.

Effective immediately, information in Appendix B – Portfolio Manager Information – Multimanager Small Cap Growth Portfolio – Lord, Abbett & Co. LLC - Portfolio Manager Compensation” is hereby deleted in its entirety and replaced with the following information:

When used in this section, the term “fund” refers to the portion of the Multimanager Small Cap Growth Portfolio managed by Lord Abbett’s portfolio managers, as well as any other registered investment companies, pooled investment vehicles and accounts managed by such portfolio managers. Each portfolio manager receives compensation from Lord Abbett consisting of salary, bonus and profit sharing plan contributions. The level of base compensation takes into account the portfolio manager’s experience, reputation and competitive market rates.

Fiscal year-end bonuses, which can be a substantial percentage of overall compensation, are determined after an evaluation of various factors. These factors include the portfolio manager’s investment results and style consistency, the dispersion among funds with similar objectives, the risk taken to achieve the fund returns and similar factors. In considering the portfolio manager’s investment results, Lord Abbett’s senior management may evaluate the fund’s performance against one or more benchmarks from among the fund’s primary benchmark and any supplemental benchmarks as disclosed in the prospectus, indexes disclosed as performance benchmarks by the portfolio manager’s other accounts, and other indexes within the one or more of the fund’s peer groups maintained by rating agencies, as well as the fund’s peer group. In particular, investment results are evaluated based on an assessment of the portfolio manager’s one-, three- and five-year investment returns on a pre-tax basis versus both the benchmark and the peer groups. Finally, there is a component of the bonus that reflects leadership and management of the investment team. The evaluation does not follow a formulaic approach, but rather is reached following a review of these factors. No part of the bonus payment is based on the portfolio manager’s assets under management, the revenues generated by those assets, or the profitability of the portfolio manager’s team. Lord Abbett does not manage hedge funds. In addition, Lord Abbett may designate a bonus payment of a manager for participation in the firm’s senior incentive compensation plan, which provides for a deferred payout over a five-year period. The plan’s earnings are based on the overall asset growth of the firm as a whole. Lord Abbett believes this incentive focuses portfolio managers on the impact their fund’s performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.

Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to a portfolio manager’s profit-sharing account are based on a percentage of the portfolio manager’s total base and bonus paid during the fiscal year, subject to a specified maximum amount. The assets of this profit sharing plan are entirely invested in Lord Abbett-sponsored funds.

Effective immediately, the following information is added to the chart in “Appendix B – Portfolio Manager Information – Multimanager Small Cap Growth Portfolio- Lord, Abbett & Co. LLC” to reflect the following:

Ownership of Securities of the Fund

Portfolio Manager	None	$1-$10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,000- $1,000,000	over $1,000,000
Arthur K. Weise, CFA*	X

* Information is as of June 30, 2013.

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